OPPENHEIMER MAIN STREET SMALL- &MID-CAP FUND

Supplement dated March 27, 2014 to the Prospectus and

Statement of Additional Information, each dated October 28, 2013

Important Notice Regarding Change in Investment Policy

This supplement amends the Oppenheimer Main Street Small- & Mid-Cap Fund (the “Fund”) prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated October 28, 2013, and is in addition to any other supplements.

Effective as of June 30, 2014:

1.	The Fund will change its name to “Oppenheimer Main Street Mid Cap Fund”. All references to “Oppenheimer Main Street Small- & Mid-Cap Fund” in the Prospectus and SAI are replaced by references to “Oppenheimer Main Street Mid Cap Fund”.

2.	The first full paragraph on the front cover of the Prospectus is deleted in its entirety and replaced by the following:

Oppenheimer Main Street Mid Cap Fund is a mutual fund that seeks capital appreciation. The Fund uses fundamental research and quantitative models to invest mainly in common stocks of companies that are within the market capitalization range of the Russell Midcap® Index.

3.	The first paragraph of the section titled “Principal Investment Strategies” beginning on page 3 of the Prospectus is deleted in its entirety and replaced by the following:

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. The Fund considers mid-cap companies to be those having a market capitalization in the range of the Russell Midcap® Index, a measure of mid-cap issuers. The capitalization range of the index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell Midcap® Index generally widens over time and is reconstituted annually to preserve its mid-cap characteristic. The Fund may invest up to 20% of its net assets in companies in other market capitalization ranges. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.

4.	The section titled “Main Risks of Small- and Mid-Sized Companies” on page 4 of the Prospectus is deleted in its entirety and replaced by the following:

Main Risks of Mid-Sized Companies. Mid-sized companies generally involve greater risk of loss than larger companies. The stock prices of mid-sized companies may be more volatile and their securities may be less liquid and more difficult to sell than those of larger companies. They may have less established markets, fewer customers and product lines, less management depth and more limited access to financial resources. Mid-sized companies may not pay dividends for some time, if at all.

5.	The section titled “Investing in Small Unseasoned Companies” on page 4 of the Prospectus is deleted in its entirety.

6.	The section titled “Who Is The Fund Designed For?” on page 4 of the Prospectus is deleted in its entirety and replaced by the following:

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund focusing on stocks of mid-cap companies. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

7.	The section titled “Small- and Mid-Cap Companies” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Mid-Cap Investments. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned management teams. The portfolio manager searches for stocks of mid-cap companies that have the financial stability approximating that of larger companies and the high growth potential associated with smaller companies..

8.	The section titled “Risks of Small- and Mid-Sized Companies” on page 6 of the Prospectus is deleted in its entirety and replaced by the following:

Special Risks of Mid-Cap Companies. While mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements than larger companies. Mid-cap companies' securities are often traded in over-the-counter markets and therefore may be less liquid than stocks of larger exchange-traded issuers, meaning it might be harder for the Fund to dispose of those holdings at an acceptable price when it wants to sell them. Mid-cap companies may have less established markets for their products or services and may have fewer customers and product lines than larger companies. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of unseasoned companies may be particularly volatile, especially in the short term and in periods of market instability. It may take a substantial period of time to realize a gain on an investment in a mid-cap company, if any gain is realized at all.

9.	The following is added to the section titled “Other Investment Strategies and Risks” beginning on page 6 of the Prospectus:

Small-Cap Investments. The Fund may invest in small-cap companies, including "unseasoned" companies that have been in operation for less than three years (including the operations of any predecessors). Small-cap companies may be developing new products or services that the Fund believes have relatively favorable prospects. They may be expanding into new and growing markets that might enable them to achieve a favorable market position. In many instances, the securities of smaller companies are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may be less liquid.

Risks of Small-Cap Companies. Small-cap companies may be either established or newer companies, including
“unseasoned” companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Smaller companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since smaller companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small-cap company, if any gain is realized at all.

Investing in Small, Unseasoned Companies. The Fund may invest in the securities of small, unseasoned companies that have been in operation for less than three years. In addition to the risks of other small-sized issuers, the price of the securities of these companies may be particularly volatile, especially in the short term, and may have very limited liquidity. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers.

10.	The section titled “Other Capitalization Ranges” on page 7 of the Prospectus is deleted in its entirety and replaced by the following:

Other Capitalization Ranges. If the Manager believes they offer opportunities for growth, up to 20% of the Fund's assets may be invested in securities of small-cap and large-cap companies.

11.	The section titled “Investments in Small- and Mid-Cap Securities” on page 3 of the SAI is deleted in its entirety and replaced by the following:

Investments in Mid-Cap Securities. The Fund emphasizes investments in common stock of mid-cap companies. The Fund invests primarily in stocks of companies having a market capitalization within the range of the index described in the Prospectus under “Principal Investment Strategies.” That capitalization range is subject to change due to market activity or changes in the composition of the index. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization exceeds the Fund's definition. The Fund may also invest in other equity securities including preferred stocks, rights and warrants, and securities convertible into common stock. While the Fund’s focus is on stocks of U.S. companies, it may invest in stocks of foreign issuers as well. The Fund can invest up to 20% of its net assets in securities of issuers having a larger or smaller market capitalization.

Securities of newer, mid-cap companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of mid-capitalization issuers may be subject to greater price volatility in general than securities of large-cap companies. Therefore, to the degree that the Fund has investments in smaller and mid-size capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger-capitalization issuers.

12.	The section titled “Investing in Small, Unseasoned Companies” on page 3 of the SAI is deleted in its entirety.

13.	The following is added to the section titled “Other Investments and Investment Strategies” beginning on page 5 of the SAI:

Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the price of their securities of may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. These securities may be considered speculative and could increase the Fund's overall portfolio risks.

14.	The last bullet in the section titled “Non-Fundamental Restrictions” on page 17 of the SAI is deleted in its entirety.

March 27, 2014                                                                                                                  PS0847.036